EX-3.1.1 3 aiex311articles.htm ARTICLES OF INCORPORATION

EXHIBIT 3.1.1

                                               ====================           Filed # C25356-04

[State of    DEAN HELLER                                                       SEPT 21 2004

 Nevada      Secretary of State                     Articles of                  Office of

 Seal)       202 North Carson Street               Incorporation             /s/ Dean Heller

             Carson City, Nevada 897014-4299                             Dean Heller Secretary of State

             (775) 684 5708                    (PURSUANT TO NRS 78)

                                               ====================

             Important: Read attached instructions before completing form.

1. Name of

   Corporation:             GO SPORTS ENTERTAINMENT INC.

                           =================================================================================

2. Resident Agent            PARACORP INCORPORATED

   Name and Street         ---------------------------------------------------------------------------------

   Address:                 Name

                            318 NORTH CARSON STREET STE-208         CARSON CITY       NEVADA       89701

                           -------------------------------------------------------,             ------------

                            Street Address                          City                        Zip Code

                           -------------------------------------------------------,------------ ------------

                            Optional Mailing Address                City             State      Zip Code

                           =================================================================================

3. Shares:

   (number of shares

    corporation             Number of shares                                       Number of shares

    authorized to issue)    with par value:  75,000,000   par value: $ .001        without par value: 0

                                            -------------             ------                          ------

                           =================================================================================

4. Names, &                1. GRAHAM OWEN

   Addresses,              ---------------------------------------------------------------------------------

   Of Board of             Name

   Directors/Trustees:     800, 15355 - 24 AVE (187)             VANCOUVER          BC  CANADA     V4A 2H9

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           2.

                           ---------------------------------------------------------------------------------

                           Name

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           3.

                           ---------------------------------------------------------------------------------

                           Name

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           =================================================================================

5. Purpose:                The purpose of this Corporation shall be:

                           =================================================================================

6. Names, Address          W. SCOTT LAWLER

   and Signature of        -------------------------------------------       -------------------------------

   Incorporator:           Name                                                Signature

                           1530 - 9 AVENUE S.E.                  CALGARY            AB   CANADA    T2G 0T7

                           -------------------------------------------------------,------------ ------------

                            Address                               City                State        Zip Code

                           =================================================================================

7. Certificate of          I hereby accept appointment as Resident Agent for the above named corporation.

   Acceptance of           GO SPORTS ENTERTAINMENT INC.

   Appointment of          By: PARACORP INCORPORATED                                      09-21-04

   Resident Agent:         ---------------------------------------------------------   -----------------

                           Authorized Signature of R.A. or On Behalf of R.A. Company    Date

                           =================================================================================